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                                                                    Exhibit 10.1
                                  CONFIDENTIAL

                           IMPAC MEDICAL SYSTEMS, INC.

                         SOFTWARE DISTRIBUTION AGREEMENT

     This Software Distribution Agreement (this Agreement) is entered into between IMPAC Medical Systems, Inc., a California corporation (IMPAC), and Siemens Medical Systems, Inc., a Delaware corporation (Siemens).

                                   Background

         IMPAC owns or has rights to various software products relating to healthcare information and data management. Siemens is in the business of distributing software products to its customers. The parties desire that Siemens sublicense and distribute certain of IMPAC's products to Siemens' customers in accordance with the provisions of this Agreement.

         Therefore the parties agree as follows:

1.  Definitions.

    1.1 "Affiliate" means any business entity directly or indirectly controlling, under common control with, or controlled by either party to this Agreement or any third party identified herein. For purposes of the foregoing, "control" shall include the right, directly or indirectly, to direct the management of an entity by ownership of more than fifty percent (50%) of the voting stock (or its equivalent) entitled to determine or remove the board of directors (or their equivalent).

    1.2 "Alpha," "Alpha Product," "Alpha Release" means a Product in that stage of the product lifecycle that applies to new products undergoing software prototype evaluation by one or more IMPAC customers or End-Users for a finite period of time prior to formal release for the purpose of providing user validation of requirements. Alpha Releases shall only be used non-clinically, ***.

    1.3. "Beta," "Beta Product," "Beta Release" means a Product in that stage of the product lifecycle that applies to new products or *** existing products, not necessarily feature-complete, that are placed in limited distribution to select sites for a finite period of time for the purpose of testing, feedback, and revision, with the expectation that feedback from the End-Users shall be used to ensure the product meets specified requirements and functions as intended. A Beta Release may be used ***. Furthermore, all Beta Releases must be provided to End-Users subject to End-User Agreements.***.

    1.4 "Confidential Information" means all confidential or proprietary (written, recorded or oral) information or data (a) marked or identified by the disclosing party as being confidential or proprietary or (b) that the receiving party should reasonably understand to be confidential or proprietary. By way of example and not limitation, Confidential Information may include research, developmental, engineering, manufacturing, technical, marketing, sales, financial, operating, performance, cost,

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                                  CONFIDENTIAL

              business and process information or data, know-how, and computer programming and other software and software techniques.

   1.5. "Discloser" means a party disclosing Confidential Information to the other party under this Agreement and pursuant to and subject to the provisions of Section 14 of this Agreement.

   1.6. "Documentation" means End-User manuals, product descriptions, product specification sheets ***, and other written materials that relate to one or more of the Products. Documentation shall include these written materials with respect to Maintenance Modifications, upgrades, updates, and Enhancements if, when, and to the extent delivered to Siemens by IMPAC under, or in connection with, this Agreement.

   1.7. "Effective Date" means the date on which the last party to sign this Agreement does so.

   1.8. "End-User" means a person or entity who licenses one or more of the Products for internal use only, and not for further redistribution.

   1.9 "End-User Agreement" means an agreement substantially in the form of, and containing terms no less protective than, the agreement attached to this Agreement as Exhibit B, under which End Users are granted a license to use the Products.

   1.10 "Enhancement" means an individually controlled or registered modification, addition, or substitution by IMPAC generally made available to IMPAC's customers from time to time, other than a Maintenance Modification, that accomplishes one or more performance, structural, or functional improvements to Products.

   1.11 "IMPAC Marks" means without limitation all trademarks, service marks, trade names, and trade dress owned or licensed by IMPAC.

   1.12 "Inspection Period" means that number of days or period of time designated in subsection 5.3 of this Agreement during which Siemens may inspect and test the Products, and determine and effectively communicate, pursuant to the provisions of subsection 5.3, whether Siemens accepts or rejects any Product unit.

   1.13 "Intellectual Property Rights" means all worldwide intellectual property rights, including, but not limited to, patents, copyrights, authors' rights, trademarks, trade names, know-how, and trade secrets, irrespective of whether these rights arise under U.S., foreign, or international intellectual property, unfair competition, or trade secret laws.

   1.14 "Interface Products" means those Siemens software and hardware products that enable Siemens' radiotherapy treatment machines and simulators to interface with other products.

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                                  CONFIDENTIAL

   1.15 "Maintenance Modification" means a modification, update, or revision by IMPAC generally made available in IMPAC's sole discretion to IMPAC's customers from time to time that corrects errors or responds to routine maintenance or support requirements of Products. Maintenance Modifications may include without limitation modifications, updates, or revisions made to support industry-standard changes in supported operating systems, and to comply with regulatory requirements.

   1.16 "Maintenance Period" means that number of years or other time period *** during which IMPAC shall be obligated, pursuant to the provisions of subsection 9.1 to provide continuing support of the Products.

   1.17 "Object Code" means executable computer programming code in machine-readable form generated by compilation, assembly, and linking of Source Code, together with machine-readable program and data files, and contained in a medium that permits it to be loaded and operated on a computer system. Object Code shall not be construed to encompass customer or End-User generated data.

   1.18 "Pilot," "Pilot Product," "Pilot Release" means Products in that period of the product lifecycle that applies to products with new feature additions or enhancements that are placed in controlled or conditional customer distribution for a finite period of time ***.

   1.19 "Production," "Production Product," "Production Release" means a product in that stage of the product lifecycle that applies to products released for distribution to End-Users pursuant to the provisions of the End-User Agreement, and that does not constitute an Alpha, Beta, or Pilot Product.

   1.20 "Products" means the software products proprietary to IMPAC, its licensors, or both, that are permitted to be distributed by Siemens under this Agreement, as set forth on Exhibit A, as modified and added to from time to time upon mutual agreement of the parties. Products shall also include all updates, upgrades, Enhancements, and Maintenance Modifications to the Products completed pursuant to this Agreement, and any accompanying related Documentation.

   1.21 "Purchase Order" means an order that shall include customer name and location, ***, sales order number, software part numbers, software descriptions, quantity, unit price, total order amount, and the products and equipment, if any, with which the Products will be distributed.

   1.22 "Radiation Oncology Distributor" means a business entity that derives *** from the sale of radiation therapy specific products and services to end-users.

   1.23 "Recipient" means a party receiving Confidential Information from the other party under this Agreement and pursuant to and subject to the provisions of Section 14 of this Agreement.

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                                  CONFIDENTIAL

   1.24 "RMA" means returned material authorization used with and governed by the inspection and acceptance provisions of subsection 5.3.

   1.25 "Siemens Marks" means all trademarks, service marks, trade names, and trade dress owned or licensed by Siemens.

   1.26 "Source Code" means computer programming code in human-readable programming language together with all comments and procedural code such as job control language statements and all related development documents such as flow charts, schematics, statements of principles of operations, architectural standards and other specifications that are used to create the relevant software.

   1.27 "Subdistributor" means those third parties that act as subdistributors of the Products through Siemens pursuant to the provisions of subsection 2.4.

   1.28 "Support Year" means that year-long time period measured from October 1 to September 30.

   1.29 "Termination Date" means the effective date of termination or expiration of this Agreement.

   1.30 "Territory" means that territory within which Siemens, its Affiliates, and its Subdistributors are permitted to distribute the Products. For purposes of this Agreement, the Territory shall be worldwide.

   1.31 "VMI/Siemens Software" means the Object Code and Source Code of that portion of the *** (as defined below) that is specific to the *** to conform to the ***, and does not include any portion of *** that is common to *** between any of IMPAC's products and ***.
              The "***" means that certain software currently known as *** that provides for the ***.


2. Distribution Generally.

   2.1 Non-Exclusive Appointment. Subject to the licenses and restrictions set forth in this Agreement, IMPAC appoints Siemens as a non-exclusive distributor of the Products to End-Users within the Territory.

   2.2 Marketing and Promotional Efforts. Siemens shall use commercially reasonable efforts to market, promote, and distribute the Products. These efforts may include without limitation the use of mailings, telemarketing programs, advertising, seminars, and other customary marketing techniques.

   2.3 Affiliates. Siemens shall be entitled to distribute the Products through Siemens' Affiliates; provided, however, that each Affiliate acknowledges, adheres to, and does not perform any act inconsistent with, the terms and conditions of this Agreement, and provided further that Siemens shall remain responsible for the full compliance by each Affiliate with the provisions of this Agreement. Siemens shall ensure that all Affiliates cease distribution of Products upon termination of Siemens' rights to do so hereunder. ***

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   2.4        Subdistributors. Siemens shall be entitled to distribute the
              Products through those Subdistributors engaged to so distribute the Products as of the Effective Date of this Agreement; provided, however, that Siemens shall ensure that each Subdistributor acknowledges, adheres to, and does not perform any act inconsistent with, the terms and conditions of this Agreement, and provided further that Siemens shall remain responsible for the full compliance by each Subdistributor with the provisions of this Agreement. Siemens shall ensure that all Subdistributors cease distribution of Products upon termination of Siemens' rights to do so hereunder. ***

   2.5 Labeling. In the event that Siemens markets or distributes any Product under any Siemens Mark, name or logo, other than those authorized for use with the Product as set forth in Exhibit A, Siemens shall not use or display any IMPAC Mark in connection with the Product without IMPAC's prior written approval.

   2.6 Feedback by Siemens. Siemens shall use commercially reasonable efforts to provide IMPAC with prompt written notification of any comments or complaints about the Products that are made by End Users, and ***.

3. Pricing and Payment.

   3.1 Pricing. Beginning on the Effective Date and continuing through September 30, 2001, the pricing of the Products shall remain at those prices delineated pursuant to that certain Software Development and OEM License Agreement between the parties, dated as of October 1, 1992, as subsequently amended. Thereafter, IMPAC shall supply Products and training to Siemens at prices in accordance with the price list set forth in Exhibit A. Unless otherwise set forth therein, the prices in Exhibit A shall remain in effect for a period beginning October 1, 2001 and extending for ***. Thereafter IMPAC may modify the prices in its discretion no more frequently than ***.

   3.2        *** Distributor.

              3.2.1 *** Pricing. Radiation oncology Products and training indicated in Exhibit A as Products subject to *** distributor pricing shall not be offered by *** of those prices delineated pursuant to section 3.1. Furthermore, IMPAC shall not offer any *** that is not subject to *** pursuant to section 3.1. Notwithstanding the preceding sentences, IMPAC may from time to time *** subject to the *** provisions of this subsection 3.2.1, for any distributor, to prices *** which Siemens *** in which case IMPAC shall *** and under the same conditions as that offered to the other distributor or distributors. The *** Pricing provisions of this section 3.2.1 *** in the event that Siemens *** Siemens' *** excluding the *** Siemens *** known as ***.

              3.2.2 Distribution Rights to New Radiation Oncology Products. Subject to the terms of this Agreement, as a *** distributor, Siemens shall be entitled to distribute all those new products developed by IMPAC the primary functionality of which specifically addresses the planning, verification, or delivery of radiation treatments, and any *** offered by IMPAC ***. The distribution rights to new radiation oncology Products provisions of this section 3.2.2 *** in the event that Siemens *** Siemens' *** excluding the *** Siemens *** known as ***.

   3.3 Payment. Siemens shall pay for Products supplied hereunder within *** following Siemens' receipt of the Products and IMPAC's invoice thereof in accordance with this Agreement. Any payments due from Siemens hereunder which are not paid by Siemens within *** after becoming due and payable shall incur a late charge ***.

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4. Forecasts, Orders, and Delivery of Products

   4.1 Forecasts. During the term of this Agreement, Siemens shall provide IMPAC with a good faith rolling twelve (12) month forecast, updated quarterly, for units of the Products requested to be provided by IMPAC to Siemens hereunder during each month in this twelve (12) month period.

   4.2 Orders. All Product orders placed by Siemens shall be accompanied by ***. In the event of any conflict or inconsistency between the terms and conditions of any Purchase Order and this Agreement, the terms and conditions of this Agreement shall prevail.

              4.2.1 Order Processing. Upon receipt by IMPAC of *** sent by Siemens, IMPAC shall verify the order, *** and return to Siemens *** the following ***. IMPAC shall exercise commercially reasonable efforts to complete the order processing within *** of receipt of an accurate and complete *** from Siemens. Notwithstanding the foregoing sentence, the parties agree to work together to limit the time for completion of order processing ***.

              4.2.2 Order Cancellation or Termination. In the event any customer of Siemens cancels or terminates its order for or agreement to obtain Products from Siemens *** with respect to those Products and *** upon return of the Products to IMPAC. Notwithstanding the preceding sentence, *** to Siemens shall be conditional upon IMPAC's receipt from Siemens of a duly executed Affidavit of Destruction or Re-Registration of Computer Software and Indemnity Agreement in substantially the form attached hereto as Exhibit C within *** of the date of the ***. Siemens shall supply IMPAC with all backup information in connection with the order for which ***. Upon verification by IMPAC *** Siemens *** IMPAC shall *** Siemens. The cancellation or termination procedures outlined in this subsection
                      4.2.2 shall not apply to any third-party products supplied by IMPAC to Siemens.

              4.2.3 Order ***. In the event any customer of Siemens cancels or terminates its order for or agreement to obtain Products from Siemens, Siemens shall have the option to *** customer provided all of the following prerequisites are met: (a) the request for *** is received by IMPAC within *** of the date of the original Purchase Order;
                      (b) IMPAC receives from Siemens for the canceling or terminating customer *** and (c) Siemens submits a new Purchase Order for the new customer that *** for the ***. If, through no fault of Siemens, ***, then on a case-by-case basis, IMPAC shall review Siemens' request for an exception to the *** process as set out in this subsection 4.2.3, and if, in IMPAC's sole discretion, the exception is warranted, then IMPAC may allow Siemens to ***.

   4.3        Product *** Delivery.

              4.3.1 *** Products. To facilitate Siemens' distribution of the Products to its End-Users, IMPAC shall *** or by other means specified from time to time by IMPAC in its sole discretion.

              4.3.2 End-User ***. Subject to the terms of this Agreement, upon receipt by IMPAC of *** required under section 4.2.1, and otherwise as may be specified from time to time in IMPAC's sole discretion, IMPAC shall transfer to Siemens ***.

5. Packing, Shipping and Returns. For those products ***, the following provisions shall apply.

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    5.1  Packing and Documentation. Unless otherwise specified in the applicable
         Purchase Order, IMPAC shall use commercially reasonable efforts to pack all Products to be delivered hereunder: (a) to ensure safe arrival at their ultimate destination, (b) to secure the lowest transportation costs, and (c) to comply with requirements of the common carrier selected. Siemens' order numbers and symbols must be plainly marked on all invoices, packages, bills of lading and shipping orders. Shipping memos or packing lists must accompany all Products to be delivered hereunder, and bills of lading or shipping receipts must accompany each invoice. Siemens' count shall be final and conclusive on shipments not accompanied by shipping memos or packing lists. Shipments shall be routed in accordance with Siemens' instructions.

    5.2 Shipping and Risk of Loss. IMPAC shall ship Products ordered by Siemens within ***, unless a delayed shipment or delivery date is specified in the Purchase Order, in which case IMPAC shall ship Products for delivery as specified in the Purchase Order. Shipping shall be FOB IMPAC's facility (or, for shipments to be made outside of the United States, EXW IMPAC's facility per Incoterms 2000). Unless otherwise specified in the applicable Purchase Order, all freight charges shall be added to the invoices. Risk of loss of or damage to Products shall pass to Siemens at the time the Products leave the loading dock of IMPAC's facility.

    5.3 Inspection and Acceptance. Siemens' Inspection Period shall be *** after delivery of Product shipped by IMPAC to Siemens. If Siemens determines that any Product fails to meet the applicable Documentation in any material way, Siemens may reject the Product by notifying IMPAC in writing of the rejection and requesting a Returned Material Authorization ("RMA") number; provided, that the written notification and request for an RMA number must be received by IMPAC during the Inspection Period. IMPAC shall provide the RMA number within *** after its receipt of this request by Siemens. Within *** after receipt of the RMA number, Siemens shall return the defective units to IMPAC, insured and with transportation prepaid, in the same condition as at the time of delivery to Siemens, in the same or equivalent shipping container, and with a written description of the defect. If IMPAC confirms the defect, Siemens shall ***.

6. IMPAC Licenses, Restrictions and Ownership.

    6.1 End User Licenses. With respect to each copy of the Object Code for each Product provided to Siemens by IMPAC hereunder, and subject to the provisions of this Agreement, IMPAC hereby grants to Siemens a ***, non-exclusive, *** license to distribute the Object Code copy to an End-User within the Territory solely for the End-User's own internal use, and to permit the End-User to make one (1) back-up or archival copy of the Object Code. All sublicenses shall be made subject to the End-User Agreement. Upon execution of any End-User Agreement, Siemens shall *** in accordance with the *** procedures established, from time to time, by IMPAC. These *** procedures shall *** require Siemens to provide IMPAC with the applicable Purchase Order number, the name and address of the End-User, the Products and the corresponding number of seats licensed, if applicable. In the event

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         Siemens upgrades the operating system of any End-User for whom one or more Products were previously ***, which End-User desires to continue the sublicense under the same terms and conditions, Siemens shall ***. Siemens may sublicense its right hereunder to its Affiliates and Subdistributors, subject to all of the provisions and restrictions of this Agreement; provided, however, that Siemens shall remain responsible for the full compliance of each Affiliate and Subdistributor with the provisions of this Agreement.

    6.2 Limited *** License. Subject to the provisions of this Agreement, IMPAC hereby grants to Siemens a ***, worldwide, ***, and non-exclusive license, which, may be sublicensed to Affiliates and Subdistributors of Siemens only in accordance with the provisions of Section 2 of this Agreement, ***.

    6.3 Restrictions. Neither Siemens, nor any of its Affiliates or Subdistributors shall remove or obscure any proprietary notice in connection with any of the Products. Siemens and its Affiliates and Subdistributors shall reproduce and include those proprietary notices on any copies of the Products permitted under this Agreement. Except as expressly set forth in this Agreement, neither Siemens, nor any of its Affiliates or Subdistributors shall use, reproduce, distribute, sublicense, sell, encumber, modify or create derivative works of the Products in whole or in part. Neither Siemens, nor any of its Affiliates or Subdistributors shall copy, translate, disassemble, decompile, or otherwise attempt to discover the Source Code for the Products. Neither Siemens, nor any of its Affiliates or Subdistributors shall authorize any third party to take any action that Siemens is prohibited from taking under this subsection 6.3.

    6.4 Product Ownership. Siemens acknowledges and agrees that, except for the licenses expressly granted under this Agreement, IMPAC retains all right, title and interest in and to the Products, including without limitation all Intellectual Property Rights therein and the tangible medium in which the Products are embodied.

7. *** Further Agreements from Siemens.

    7.1 *** Siemens Software License. Siemens hereby grants to IMPAC, its successors and assigns, a *** (even in the event of *** or ***, non-exclusive, worldwide *** right and license to use *** from, *** and distribute the *** Siemens Software in connection ***.

    7.2 Agreement Regarding *** Products ***. Siemens shall, ***: (a) make all *** Products available to *** on *** Siemens *** with each purchase order from IMPAC to Siemens for the *** including at a minimum, the customer name and address, the machine serial number for which the ***, and preferably, the machine options *** to which IMPAC has configured *** products; (b) provide to IMPAC *** all data, information, protocols and specifications to *** Products, and to all updates, modifications and enhancements to the same, promptly after the same are developed but in no case later than when the *** Products *** first made ***, together with the *** in a manner sufficient to permit *** available as of the Effective Date and thereafter.

8. Training.

    8.1 Continuing Training. IMPAC shall provide to Siemens instructors and materials for product and service training for all releases provided pursuant to this Agreement that IMPAC in its sole discretion designates as significant functional improvements. Releases subject to this training requirement generally shall include ***. The parties agree to exercise reasonable efforts to complete this training within ***. This training shall consist of *** of applications training and *** of sales and service

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         training ***. IMPAC shall provide this training at locations ***, at times mutually agreed upon by IMPAC and Siemens ***.

    8.2 Other Training. In the event Siemens desires IMPAC to provide any training in addition to that provided in Section 8.1, Siemens shall request this training in writing and IMPAC shall provide the training at the rates set forth in Exhibit A, at locations to be designated by Siemens and at times mutually agreed upon by IMPAC and Siemens (in their reasonable discretion). Travel, room and board expenses shall be borne and paid as provided in Section 8.1.

9. Support and Maintenance.

    9.1 Support Services. During the term of this Agreement, IMPAC shall supply support to Siemens for the Products as set forth in subsections 9.1.1 and 9.1.2 below. In addition, for each individual Product for which Siemens provides its End-Users with support, IMPAC shall supply support for ***.

         9.1.1 Enhancements and Maintenance Modifications. IMPAC shall provide to Siemens *** Enhancements and Maintenance Modifications to the Products *** consistent with the testing, evaluation, and review provisions of section 11 of this Agreement.

         9.1.2 Telephone Support. IMPAC shall provide to Siemens reasonable levels of telephone support with respect to the Products between the hours of *** and *** Pacific Time, *** through ***, IMPAC holidays excepted.

         9.1.3 Investigative or Corrective Action. IMPAC shall initiate commercially reasonable investigative or corrective action to (1) rectify a *** discrepancy or *** discrepancy within *** of receipt by IMPAC of Siemens' written notice of the discrepancy;
               (2) rectify a *** discrepancy within *** of receipt by IMPAC of Siemens' written notice to IMPAC of the discrepancy; or (3) rectify a *** discrepancy within *** of receipt by IMPAC of Siemens' written notice of such discrepancy. Any written notices provided by Siemens under this section shall include a detailed description of such discrepancy, a description of the operating environment, and if known, the actions required to reproduce the discrepancy. The parties agree to work together in good faith to establish any necessary additional processes or procedures to further the intent of this section. The parties further agree to commence a review of current processes and procedures within ninety (90) days of the Effective Date of this Agreement.

    9.2 Support Fees. Within *** following the beginning of a Support Year as full consideration for the support provided during that Support Year, Siemens shall pay IMPAC the following amounts: (i) during the term of this Agreement *** support fee equal to *** to Siemens for Products (for which Siemens provides End-User support) delivered under this Agreement, and delivered under that prior Software Development and OEM License Agreement between the parties as amended initially dated October 1, 1992, during the *** that ***; and (ii) during the Maintenance Period, either the amount set forth in (i) above, or *** of the *** to Siemens for Products (for which Siemens provides End-User support) delivered during the *** as of the date of termination or expiration of the Agreement, whichever is greater. Except as otherwise provided herein, the *** fees payable pursuant to this subsection 9.2 shall cover and include all fees and expenses of IMPAC, including *** such as ***. IMPAC shall not be obligated to provide any support to any of Siemens' End-Users or to provide support services in any *** for which Siemens *** or any *** thereafter.



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    9.3  *** Support. During the applicable Maintenance Period for each Product,
         IMPAC shall:


         9.3.1 supply patient safety related error correction releases for each Product to Siemens at no additional cost;

         9.3.2 offer to license to Siemens for sublicense to End-Users any Maintenance Modifications for each Product that IMPAC offers to IMPAC's End-Users at a price to be determined solely by IMPAC. ***. All sublicenses to Siemens's End-Users shall be subject to terms not less restrictive than those set forth in Exhibit B of the Agreement; and

         9.3.3 provide ongoing telephone support to Siemens's application and service personnel from *** to *** (PST), *** through ***, IMPAC holidays excepted.

    9.4. Failure to Pay. Except for IMPAC's obligations under subsection 9.3.1, IMPAC shall not be obligated to perform as set forth in subsections 9.1, 9.2 or 9.3 above ***.

10. Records and Audits. During the term of this Agreement and for a period of ***, Siemens shall maintain true and accurate books and records of all sublicenses made by it to End Users in sufficient detail to calculate the amounts due under this Agreement, for the *** immediately preceding the date of the audit. During the term of this Agreement and for a period of ***, at IMPAC'S request and sole expense, at mutually agreeable times, but not more frequently than ***, an accounting firm *** shall be provided reasonable access, during Siemens' normal business hours, to the books, records and employees of Siemens for purposes of auditing records of Products ordered from and shipped by Siemens and verification of Siemens' compliance with other obligations under this Agreement. The accounting firm conducting the audit shall be required to execute a written confidentiality agreement for the benefit of Siemens, substantially in the form attached to this Agreement as Exhibit D, prior to commencing the audit. The cost of any such audit shall be borne by IMPAC unless the audit reveals an aggregate underpayment by Siemens for the period being audited of greater than ***, in which case Siemens shall promptly reimburse IMPAC for the cost of the audit.

11.  Siemens Product Testing, Evaluation, and Review.

    11.1 Siemens shall, at IMPAC's discretion and at no charge, *** provide testing and evaluation information as requested by IMPAC with respect to any new Products and Enhancements developed during the term of this Agreement. Siemens shall treat all new Products, Enhancements, and descriptions and evaluations thereof as Confidential Information of IMPAC. In addition, IMPAC shall use commercially reasonable efforts to consider all proposals provided by Siemens in connection with the new Products and proposed Modifications and Enhancements to the Products, and shall provide reports to Siemens from time to time with respect to Siemens proposals. These proposals and reports shall constitute Confidential Information of IMPAC.

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    11.2 IMPAC shall grant Siemens access to ***. Use, testing, evaluation, and review by Siemens of those releases shall be in accordance with (a) the definitions of those releases as set forth in section 1 of this Agreement, (b) ***, and (c) *** other restrictions or guidelines established by IMPAC in its sole discretion. With each *** Release to which Siemens is granted access, IMPAC shall supply that Documentation available for that particular release of that product. If Siemens requests training for a release, it shall be conducted in accordance with the training provisions of this Agreement.

12. Source Code Escrow.

    12.1 During the term of this Agreement, IMPAC shall maintain a copy of the Source Code for the Products set forth in Appendix A and all documentation thereto (collectively, the "Escrowed Materials") with ***, pursuant to the Source Code Escrow Agreement between IMPAC and Siemens entered into on or about December 5, 2000, as it may be modified to reflect the terms set forth in this Agreement. In the event of a conflict between the Source Code Escrow Agreement and this section 12, the Source Code Escrow Agreement shall govern. The Escrowed Materials shall be deemed Confidential Information and shall be subject to the confidentiality restrictions set forth in Section 14. IMPAC shall update the Escrowed Materials *** during the term of this Agreement. The escrow agreement shall continue until the expiration of the ***. Siemens shall bear all escrow fees incurred pursuant to this section. The parties acknowledge that the escrow agreement is an agreement supplementary to this Agreement, as provided under Section 365(n) of the Bankruptcy Code.

    12.2 Escrowed Materials shall be released to Siemens upon the occurrence of the following events (each, a "Release Condition"):

         12.2.1 A proceeding relating to the liquidation or insolvency of IMPAC is commenced and is not dismissed within *** of commencement;

         12.2.2 During the term of the Agreement, IMPAC materially fails to provide support in accordance with subsection 9.1.2 within *** of receipt by IMPAC of Siemens' written notice of such a failure (which notice shall specify in detail the manner in which IMPAC is failing to provide this support);

         12.2.3 During the term of the Agreement, IMPAC materially fails to provide support in accordance with subsection 9.1.3; or

         12.2.4 During the Maintenance Period, IMPAC materially fails to perform the obligations set forth *** in which IMPAC is failing to perform).

    12.3 Upon the release of the Escrowed Materials pursuant to a Release Condition set forth in subsection 12.2 above, Siemens shall have a non-exclusive, non-transferable right, subject to the restrictions set forth in this Agreement to use, modify, and make working copies of the Escrowed Materials for the sole purpose of supporting and

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         maintaining *** the Products (the "Escrow Support License"); provided, however, that the Escrow Support License for each Product shall automatically terminate at the end of the applicable Maintenance Period for each such Product. Upon the release of the Escrowed Materials pursuant to subsection 12.2.1, Siemens shall have a non-exclusive, non-transferable right, subject to the restrictions set forth in this Agreement to use, reproduce, sublicense, and distribute the Products to End-Users in object code form only (the "Escrow Distribution License"); provided, however, that (1) all such End-User sublicenses shall be subject to terms not less restrictive than those set forth in Exhibit B of this Agreement; (2) Siemens shall pay a royalty to IMPAC on each unit of Product reproduced and distributed to End-Users, which royalty shall be equivalent to IMPAC's then-current transfer price for each such Product as set forth in the then-current Exhibit A; and (3) the Escrow Distribution License shall terminate automatically upon the termination or expiration of the then-current term of the Agreement. In the event that the source code is released to Siemens pursuant to subsections 12.2.2, 12.2.3, or 12.2.4, and ***, Siemens shall have an Escrow Distribution License, subject to the terms set forth above. Except for sublicensing the right to use the Products to End-Users, Siemens shall have no right to sublicense any of the rights granted pursuant to this Section 12. Upon the cessation or cure of either of the Release Conditions specified in subsection 12.2 above, both the Escrow Support License and Escrow Distribution License (if any) shall terminate, and Siemens promptly return all copies of the Escrowed Materials, or any portion thereof, to ***.

13.Marks.

    13.1 Siemens Marks. Siemens shall own and have sole control of the use of all Siemens Marks. IMPAC acknowledges all right, title and interest of Siemens in and to the Siemens Marks. IMPAC has no license to or right in the Siemens Marks and shall not use them in its marketing or sales literature or in any other way, without the prior written consent of Siemens. Notwithstanding the foregoing, IMPAC may apply the Siemens Marks to Products if requested to do so under any Purchase Order accepted by IMPAC, which request shall constitute the prior written consent of Siemens. IMPAC may not represent in its marketing and sales literature and oral presentations that the Products are compatible with Siemens's equipment and that Siemens is a distributor of Products without the prior written consent of Siemens, which consent shall not be unreasonably withheld.

    13.2 IMPAC Marks. IMPAC shall own and have sole control of the use of all IMPAC Marks. Siemens acknowledges all right, title and interest of IMPAC in and to the IMPAC Marks. Siemens has no license to or right in the IMPAC Marks and shall not use them in its marketing or sales literature or in any other way, without the prior written consent of IMPAC, which consent shall not be unreasonably withheld.

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14. Confidentiality.

    14.1 Treatment of Confidential Information. Each Recipient receiving Confidential Information from a Discloser pursuant to this Agreement shall (and shall cause its Affiliates to): (a) hold confidential and not disclose to persons or entities other than Recipient's Affiliates having a reasonable need to know the Confidential Information in connection with the permitted purposes hereunder, without the prior written consent of the Discloser, all Confidential Information provided by the Discloser or the Discloser's Affiliates; (b) use the Confidential Information only for the purposes for which it is delivered to the Recipient, and for no other purposes whatsoever, except with the prior written consent of the Discloser; and (c) return the Confidential Information (with all copies thereof and all portions of documents prepared by or for the Receiving Party or Recipient's Affiliates which contain Confidential Information) to the Discloser (or, at the option of the Recipient, destroy all Confidential Information, including all copies thereof and all portions of the documents containing Confidential Information, and provide the Discloser with a certificate of an officer of the Recipient stating that the destruction has occurred) within *** of receipt by the Recipient of a written request therefor from the Discloser except to the extent the Recipient shall have a continuing right to retain the Confidential Information pursuant to this Agreement or other written agreement entered into between parties.

    14.2 Exceptions. The obligations imposed by subsection 14.1 hereof shall not apply, or shall cease to apply, to any Confidential Information if or when, and to the extent that, the Confidential Information: (a) was known to the Recipient or the Recipient's Affiliates prior to the receipt of the Confidential Information from the Discloser or Discloser's Affiliates; (b) was, or becomes through no breach of the Recipient's (or any of its Affiliates') obligations hereunder, known to the public; (c) becomes known to the Recipient or Recipient's Affiliates from sources other than the Discloser or Discloser's Affiliates under circumstances not involving any breach of any confidentiality obligation between the source and the Discloser or Discloser's Affiliates; (d) is independently developed by the Recipient or the Recipient's Affiliates, without any use of or reference to the Discloser's Confidential Information; or (e) is required to be disclosed by law or applicable legal process, provided that the Recipient or the Recipient's Affiliates making the disclosure shall (i) give the Discloser as much prior notice thereof as is reasonably practicable so that the Discloser may seek such protective orders or other confidentiality protection as it, in its sole discretion and at its sole expense, may elect, and (ii) reasonably cooperate(s) with the Discloser in protecting the confidential or proprietary nature of the Confidential Information that must be so disclosed (with this duty of cooperation not requiring the Recipient or Recipient's Affiliates to initiate or participate in any litigation or incur more than de minimis out-of-pocket costs).

    14.3 Equitable Relief. Each Recipient acknowledges and agrees that due to the unique nature of the Discloser's Confidential Information, there can be no adequate remedy at law for any breach of the Recipient's confidentiality and use-restriction obligations under this Agreement, that any such breach may result in irreparable harm to the

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         Discloser, and that therefore, upon any such breach or threat thereof, the Discloser shall be entitled to appropriate equitable relief, including injunctive relief, in addition to any remedies it may have available at law. Each party hereby waives any right it may have to assert that the other party has one or more adequate remedies available at law with respect to any breach of this Agreement in connection with Confidential Information.

15. Warranties and Disclaimers.

    15.1 Limited Product Warranties. IMPAC warrants to Siemens (and not to any third party) that each release of the Products, as delivered to Siemens by IMPAC, shall operate substantially in conformance with the Documentation for a period of *** from the date of first delivery to Siemens of the release. IMPAC further warrants that all Products provided by IMPAC to Siemens hereunder shall be free from defects in material and workmanship for a period of *** from the date of delivery to Siemens. Siemens' sole remedy for breach of the foregoing warranty with respect to material and workmanship shall be to return defective Products for replacement by IMPAC, or if IMPAC determines that repair and replacement is not commercially feasible, IMPAC shall refund the amounts paid by Siemens for the same in accordance with the provisions of subsection 4.2 of this Agreement.

    15.2 Product Rights. IMPAC warrants that it is the author of the Products and owner of all right, title and interest in and to the Products, except with respect to those products licensed from Siemens or third parties. IMPAC further warrants that it has and shall have at all times all rights with respect to the Products necessary to grant the licenses, proprietary interests and other rights granted hereunder and to meet all obligations hereunder. During the term of this Agreement, Siemens shall have uninterrupted and peaceful enjoyment of its rights hereunder so long as Siemens performs its obligations hereunder. To the extent IMPAC has obtained licenses of any third party software, IMPAC agrees to promptly advise Siemens of any conditions, events, or changes that may affect or pertain to the continuation of this enjoyment of its rights under this Agreement. Notwithstanding the foregoing, the only remedies available to Siemens, and the sole liability of IMPAC, for any breach of this Section 15.2 relating to the violation or infringement of any Intellectual Property Right shall be as provided in Section 17 below.

    15.3 Infringement. IMPAC warrants, any information provided to Siemens regarding existing or past claims or disputes not withstanding, that no part of the Product infringes or will infringe any patent, copyright, trade secret, trademark or other proprietary right of any third party; provided, however, that the only remedies of Siemens for breach of the foregoing warranty shall be as provided in Section 17. Except as disclosed in writing to Siemens at or prior to execution of this Agreement, IMPAC represents that, to the best of its knowledge, no claim or action relating to the infringement of any patent, copyright, trade secret, trademark or other proprietary right has been made against IMPAC, or against any entity from which IMPAC has obtained rights, with respect to any part of the Products.

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    15.4 IMPAC Services. IMPAC warrants that (i) the personnel of IMPAC originally assigned to perform any specific services will be so assigned throughout the performance of such services, so long as such personnel remain employed by IMPAC and to the extent reasonably necessary for the timely completion thereof and (ii) all services of IMPAC relating to the Products shall be performed in a timely (commensurate with the nature and degree of the reasonable needs of Siemens and its customers) and professional manner by qualified personnel of IMPAC familiar with the Products and shall conform in all material respects to quality standards generally observed in the industry for similar services.

    15.5 Compliance. Each party warrants that (i) it shall furnish all services and materials hereunder in compliance with applicable law and in the course of rendering the same, shall not violate or in any way infringe upon the rights of the other party or third parties, including property, contractual, employment, trade secret, proprietary information and nondisclosure rights, or any trademark, copyright or patent rights and (ii) all employees, servants and agents of each party, whenever on the other party's premises, shall obey all reasonable instructions issued by the other party, including work schedule and security procedures. Notwithstanding the foregoing, the only remedies available to Siemens, and the sole liability of IMPAC, for any breach of this Section 15.5 relating to the violation or infringement of any Intellectual Property Right shall be as provided in
         Section 17 below.

    15.6 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 15 ABOVE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, IMPAC DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED AND STATUTORY, WITH RESPECT TO ANY PRODUCTS, INFORMATION, MATERIALS OR SERVICES PROVIDED BY IMPAC HEREUNDER, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, ERROR-FREE SERVICE, UNINTERRUPTED SERVICE, NON-INFRINGEMENT, TITLE AND NON-INTERFERENCE.

16. Quality Assurance and Control.

    16.1 Inspection and Testing. Products supplied to Siemens under this Agreement shall be inspected by IMPAC (using representative sampling where appropriate) and, with respect to each new release, tested in accordance with the U.S. FDA and the MDD Quality System Requirements. IMPAC shall keep a record of the test results for a period of *** after delivery of each Product and provide Siemens with copies of these records on request. IMPAC shall supply to Siemens only Products that conform in all material respects to the Documentation and that have passed all IMPAC inspections. IMPAC shall supply *** with each Product supplied. IMPAC shall give Siemens' Project Manager written notice, not less than *** in advance of anticipated testing dates and telephone notice no less than *** in advance of actual testing, for Enhancements of the Products, and Siemens shall have the option of being present at its own expense for such testing.

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    16.2 Medical Device Compliance. The VMI Software, SEQUENCER, ViewStation,
         MLC Fit subsystems of the Products shall be marketed and distributed by IMPAC as medical devices as defined in the United States Food, Drug, and Cosmetic Act and the regulations thereunder (and similar laws in other countries) to the extent permitted by applicable law. IMPAC shall comply with all statutes and regulations applicable to design, manufacture, and distribution of the Products as medical devices, including those relating to the Quality System Regulations, establishment registration, device listing, pre-market approval or notification and medical device reporting. Siemens may, upon request, inspect and audit at IMPAC's facility the quality control procedures and methods employed by IMPAC in development and manufacture of the Products. IMPAC agrees also to obtain *** any additional approval or clearances necessary for the Product to be distributed ***. The parties shall mutually cooperate with respect to any reporting or approvals required by law or this subsection 16.2 in connection with the Products.

17. Indemnities; Intellectual Property Infringement.

    17.1 Personal Injury, Property Damage. Subject to subsection 17.3 below, IMPAC agrees to defend, indemnify and hold Siemens and its directors, employees, agents and Affiliates harmless from and against any and all damages, liability, costs and expenses (including without limitation reasonable attorneys' fees) arising under any third party action to the extent arising out of personal injury or death of a person or damage to tangible property (specifically excluding data and other intellectual property) caused or alleged to have been caused by defects in the Products or their manufacture or design (except to the extent that the defects are caused by modifications to the Products not performed or authorized by IMPAC). Subject to subsection 17.3 below, Siemens agrees to defend, indemnify and hold IMPAC and its directors, employees, agents and Affiliates harmless from and against any and all damages, liability costs and expenses (including without limitation reasonable attorneys' fees) in connection with any third party action to the extent arising out of personal injury or death of a person or damage to tangible property (specifically excluding data and other intellectual property) caused or alleged to have been caused by defects in the equipment and/or other products with which Siemens sublicenses or otherwise distributes the Products.

    17.2 Infringement Indemnity. Subject to subsection 17.3 below, IMPAC agrees to defend, indemnify and hold Siemens and its directors, employees, agents and Affiliates harmless from and against any and all damages, liability, costs and expenses (including without limitation reasonable attorneys' fees) arising under any third party action to the extent that the action alleges or proves that any Product, as provided by IMPAC to Siemens hereunder, infringes any United States patent, copyright, trademark or trade secret, except to the extent that any infringement arises from: (a) any modification to any Product after being provided to Siemens by IMPAC, or (b) the combination of any Product with any other product or equipment distributed by Siemens or its sublicensees. Subject to subsection 17.3 below, Siemens agrees to defend, indemnify and hold IMPAC and its directors, employees, agents and

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         Affiliates harmless from and against any and all damages, liability, costs and expenses (including without limitation reasonable attorneys' fees) arising under any third party action to the extent that the action alleges or proves that any Product infringes any United States patent, copyright, trademark or trade secret due to: (a) any modification to the Product after being provided to Siemens by IMPAC, or (b) the combination of the Product with any other product or equipment distributed by Siemens or its sublicensees.

    17.3 Conditions of Indemnification. In connection with any claims for which indemnification may be sought under this Section 17, the indemnified party shall give the indemnifying party prompt written notice of the claim, reasonable information and assistance (at the indemnifying party's request and expense) in connection with the defense and/or settlement of the claim and, subject to the provisions of this section, the sole right to control and direct the investigation, preparation, defense and settlement of the claim. In the event that the indemnified party fails to provide this notice or reasonable information or assistance, the indemnifying party shall not be relieved of its obligations under this Section 17 except to the extent that it is prejudiced by the failure. The indemnified party shall have the right to participate in the defense and/or settlement of the claim with counsel of its choosing at the indemnified party's expense. The indemnifying party shall not enter into any settlement adversely affecting any of the indemnified party's rights or obligations without the indemnified party's prior written consent, which shall not be unreasonably withheld.

    17.4 Infringement Options. If all or any part of a Product is, or in the reasonable opinion of IMPAC may become, the subject of any claim, suit or proceeding for infringement of any United States or foreign patent, trademark, copyright or trade secret, then without limiting any other remedy to which Siemens may be entitled under this Section 17, IMPAC may, and in the event of any adjudication that a Product or any part thereof infringes any United States or foreign patent, trademark, copyright or trade secret or if the licensing or use of a Product or any part thereof is enjoined, IMPAC shall, at its expense, do one of the following things: (a) procure for Siemens the right under the affected patent, trademark, copyright or trade secret to use or sublicense, as appropriate, the Product or the affected part thereof;
         (b) replace the Product or affected part thereof with other non-infringing software which satisfies the Documentation and other requirements of this Agreement; (c) suitably modify the Product or affected part thereof, without material loss of performance or functionality, to make it non-infringing; or (d) if Siemens determines that none of the foregoing remedies is commercially practicable, refund the payments paid by Siemens for the Product, ***.

    17.5 Exclusive Remedies. SECTIONS 17.2, 17.3 AND 17.4 STATE THE ENTIRE LIABILITY AND OBLIGATION OF THE PARTIES AND THEIR AFFILIATES AND THE EXCLUSIVE REMEDIES OF THE PARTIES AND THEIR AFFILIATES WITH RESPECT TO ANY ALLEGED INFRINGEMENT OF PATENT, TRADEMARK, COPYRIGHT, TRADE SECRET OR OTHER


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         INTELLECTUAL PROPERTY RIGHT BY THE PRODUCTS OR ANY PART THEREOF.

18. Limitations of Liability. EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW: (A) NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR ITS AFFILIATES UNDER THIS AGREEMENT OR IN CONNECTION WITH ITS SUBJECT MATTER FOR SPECIAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS GOODWILL, REVENUE OR PROFITS); AND (B) EXCEPT FOR SIEMENS' FEE PAYMENT OBLIGATIONS HEREUNDER, NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR ITS AFFILIATES UNDER THIS AGREEMENT OR IN CONNECTION WITH ITS SUBJECT MATTER FOR ANY AMOUNTS IN EXCESS OF THE AGGREGATE AMOUNTS RECEIVED BY IMPAC UNDER THIS AGREEMENT. THIS SECTION CONSTITUTES AN ESSENTIAL TERM OF THIS AGREEMENT AND SHALL BE EFFECTIVE EVEN IN THE EVENT OF THE FAILURE OF ANY REMEDY HEREUNDER, EXCLUSIVE OR OTHERWISE.

19. Term and Termination.

    19.1 Term. The term of this Agreement shall be for a period of five (5) years commencing upon the Effective Date, unless earlier terminated in accordance herewith.

    19.2 Termination. In addition to any other remedies it may have, either party may terminate this Agreement at any time, without any liability arising from the termination, by providing written notice of termination to the other party following the occurrence of one or more of the following circumstances:

         19.2.1 the commencement of any proceeding by the other party for relief under the United States Bankruptcy Code (or similar law of any foreign jurisdiction), any assignment by the other party for the benefit of any of its creditors, or the appointment of a receiver for all or a substantial part of the other party's business or assets; or

         19.2.2 the other party's failure to pay money due in accordance with this Agreement, this failure remaining uncured *** after the other party's receipt of written notice thereof; or

         19.2.3 the breach of any agreement, obligation, covenant or representation of the other party under this Agreement, this breach remaining uncured in any material respect *** thereof from the first party.

    19.3 Effects of Termination. Upon expiration or termination of this Agreement for any reason, except as expressly provided in this Agreement, the license rights granted hereunder shall immediately terminate. Each party shall return to the other all copies


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         of any and all Confidential Information of the other party in its possession or shall certify to the other party that all of this Confidential Information has been destroyed, except that Siemens shall not be required to return or certify the destruction of any Confidential Information of IMPAC that is necessary for ongoing support by Siemens of the Products distributed by Siemens in accordance with this Agreement. Except in the event of termination of this Agreement by IMPAC pursuant to subsection 19.2 above, for a period of *** following the expiration or termination of this Agreement, IMPAC shall supply Products to Siemens (and Siemens shall have the right to sub-license End-Users as provided in subsection 6.1) to the extent necessary to fulfill any purchase order accepted by Siemens prior to expiration or termination of the Agreement, in accordance with the following conditions:

         19.3.1 In the first *** following the effective date of termination or expiration of the Agreement (the "Termination Date"), Products covered by accepted Purchase Orders in effect as of the Termination Date shall be supplied to Siemens at prices in effect as of the Termination Date; provided, however, that Siemens shall provide a written list to IMPAC of all these Purchase Orders no later than *** after the Termination Date, which list shall contain the customer name, quantities for each Product ordered, and estimated dates of delivery; and

         19.3.2 During the period beginning *** after the Termination Date and ending *** following the Termination Date, Products covered by accepted Purchase Orders in effect as of the Termination Date shall be supplied to Siemens at prices which shall not exceed *** in effect as of the Termination Date; provided, however, that Siemens shall provide a written list to IMPAC of all these Purchase Orders no later than *** after the Termination Date, which list shall contain the customer name, quantities for each Product ordered, and estimated dates of delivery.

    19.4 Additional Product Copies. During the post-termination period set forth in subsection 19.3 above, Siemens shall be entitled to make *** of any new releases of the Products provided by IMPAC for Siemens's internal archival, back-up, training and support purposes, which copies are to be retained at all times only at Siemens's facilities. Siemens shall erase or destroy all copies of previous releases superseded thereby other than not more than one (1) copy to be used only for archival purposes.

    19.5 Survival. The following provisions shall survive the termination or expiration of this Agreement: Sections ***.



20. Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed under applicable U.S. federal law and the laws of the State of California, without regard to conflicts of laws principles and without regard to the United Nations Convention on Contracts for the International Sale of Goods. The parties agree that the California state and U.S. federal courts situated in Contra Costa County in the State of California shall have exclusive jurisdiction to resolve any disputes with respect to this Agreement, with each party

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                                  CONFIDENTIAL

    irrevocably consenting to the jurisdiction thereof for any actions, suits or proceedings arising out of or relating to this Agreement. Each party waives any right that it may have to assert that any of the foregoing forums is not convenient.

21. General.

    21.1 Independent Contractors. In performing their respective obligations hereunder, each party shall act at all times as an independent contractor. Nothing in this Agreement shall be construed or applied to create a relationship of principal and agent or employer and employee between the parties, and neither of them shall make any commitment, take any action or incur any expense in the name of or purporting to bind the other party or its Affiliates.

    21.2 Further Assurances. The parties shall, and shall cause their respective employees, agents and representatives to, prepare and execute and deliver, at the request and expense of any party hereto, any and all documents or instruments reasonably necessary or appropriate to create, evidence, or confirm the grant, discharge or release, as the case may be, of any right, interest or obligation required by the provisions of this Agreement.

    21.3 Entire Agreement and Amendment. This Agreement represents the entire understanding and agreement of the parties with respect to the particular subject matter hereof and supersedes all prior communications, agreements and understandings between the parties relating to the subject matter hereof, including without limitation that certain Software Development and OEM License Agreement between the parties, dated as of October 1, 1992, as subsequently amended. In the event of a conflict between this Agreement and any exhibit or purchase order, this Agreement shall govern. This Agreement may not be modified or amended except by a written instrument duly executed by both parties.

    21.4 Costs and Attorneys' Fees. The prevailing party in any action to enforce this Agreement shall be entitled to recover reasonable costs and expenses in connection with the enforcement, including without limitation reasonable attorneys' fees and expenses.

    21.5 Cumulative Remedies. Except as otherwise expressly set forth herein, all remedies available to either party for breach of this Agreement are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of that remedy to the exclusion of any other remedy.

    21.6 Waivers. No right under this Agreement or breach hereof may be waived except in writing signed by the parties hereto. The failure of either party to require performance of any provision of this Agreement shall not be construed as a waiver of that party's rights to insist on performance of the provision or any other provision at some other time.

                                  CONFIDENTIAL

    21.7 Assignment and Binding Effect. This Agreement may not be assigned by either Party without the prior written consent of the other; provided, however, that either party may assign this Agreement in its entirety to an Affiliate or successor in interest to the business of the party, after written notice to the other party, if the Affiliate or successor is able to and does fulfill the obligations of the assigning party. This Agreement shall be binding on, and inure to the benefit of, the respective successors of the parties thereto.

    21.8 Counterparts. This Agreement may be signed in duplicate originals, each of which shall constitute an original document.

    21.9 Notices. Any notice in connection with this Agreement shall be in writing and delivered by hand or after being mailed, postage prepaid, certified or registered mail, return receipt requested, addressed as set forth on the signature page below, to the attention of "Legal Department," or any other address as a party designates by giving notice to the other party in accordance with this section. Notices shall be effective only upon receipt.

    21.10 Force Majeure. Neither party shall be responsible for any failure to perform or delay in performing any of its obligations hereunder where and to the extent that the failure or delay results from causes outside the reasonable control of the party.

    21.11 Foreign Reshipment Liability. Notwithstanding anything contained in this Agreement, Siemens shall not export or re-export any Product or information pertaining thereto in violation of any United States law applicable to the export or re-export of the Product or information.

    21.12 Exhibits. The following Exhibits are attached hereto and made a part of this Agreement:


              Exhibit A: Products and Training with Pricing

              Exhibit B: Form of End-User Agreement

              Exhibit C: Affidavit of Destruction or Re-Registration and
                         Indemnity Agreement


              Exhibit D: Form of Confidentiality Agreement

                                  CONFIDENTIAL

         The parties have caused their duly authorized representatives to execute and deliver this Agreement as of the Effective Date.


IMPAC Medical Systems, Inc.                                  Siemens Medical Systems, Inc.

By: /s/ Joseph K. Jachinowski                                By: /s/ Patrick W. Boyle
    ----------------------------------                           --------------------

Name: Joseph K. Jachinowski                                  Name: Patrick W. Boyle
     -----------------------------------                          -----------------

Title: CEO                                                   Title: President, OCS
       -----------------------------                                ------------------------------


Address:                                                     Address:
100 West Evelyn Avenue                                       4040 Nelson Avenue
Mountain View, California 94041                              Concord, California 94520

Tel 650-623-8800                                             Tel 925-602-8040
    --------------------------------                            ----------------------------------

Fax 650-623-8911                                             Fax 925-602-8041
    --------------------------------                            ----------------------------------


4-25-01

                                                             /s/ Bernd Haetzel
                                                             VP Finance & Administration

                                                             4-25-01

                                       22

                  Exhibit A, Product and Training, with Pricing
                       Pricing for North American Sites

----------------------------------------------------------------------------------------------------------------------------------
LANTIS Product                    IMPAC Product Name        WSs      Transfer Price   Product/Pricing Notes      ***      ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          *** eCHART                                                                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          *** eCHART                 ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          *** eCHART                 ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          *** eCHART                 ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          *** eCHART                 ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER                                                                      ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER                  ***          ***                                    ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER                  ***          ***                                    ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER MLC              ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER AFS              ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER IMRT             ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SEQUENCER ***              ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          MLC Fit                    ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          RTP Connect                ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SIM-SET                                                                        ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          SIM-SET                    ***          ***                     ***            ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Q
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Q                          ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Q                          ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Q                          ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Q                          ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                                  Authorizations Tracking
                     ***          System                     ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Portable Multi-ACCESS      ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          METRIX                     ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          eSCRIBE                    ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          aCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                     ***          aCOUNT ***                 ***          ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          aCOUNT  ***                ***          ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          ESI                                                             ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          ESI:ADT Import             ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          ESI:CHX Export             ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          ESI:LAB Import             ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Extended Barcoding         ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Multi-Department                        ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          Photos & Diagrams          ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------
                     ***          eVAL                       ***          ***                     ***
----------------------------------------------------------------------------------------------------------------------------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IMPAC Medical Systems, Inc. Confidential

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Transfer          Product/
LANTIS Product                          IMPAC Product Name                 WSs      Price        Pricing Notes      ***         ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            *** eCHART-
                                            MO
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            eCHART MO ***                   ***       ***             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            eCHART MO                       ***       ***             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            *** eCHART                      ***       ***             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            *** eCHART                      ***       ***             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            *** eCHART                      ***       ***             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            Help Plug-Ins
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            TNM Staging and Illustration    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            Topography Codes                ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            ICD-O Morphology Codes          ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***                                            ***       ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            ViewStation                                                             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            Viewstation                     ***       ***             ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            Viewstation                     ***       ***             ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            ESI:Custom non-DICOM Device     ***       ***             ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
                                            DICOM Interface
                             ***            (Import)                        ***       ***             ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***            ESI:Custom - non-DICOM Device   ***       ***             ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
                                            Pervasive.SQL 2000i (Part                                 ***                       ***
                                            numbers in this section are
Pervasive.SQL 2000i                         Pervasive.SQL part numbers)
-----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                         90-150872-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                         90-150873-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                         90-150874-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                         90-150875-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                         90-150877-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                      90-150672-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                      90-150673-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                      90-150674-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                      90-150675-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                      90-150677-07                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware         90-340812-05                    ***       ***                                       ***
-----------------------------------------------------------------------------------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IMPAC Medical Systems, Inc. Confidential

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Transfer     Product/
LANTIS Product                                              IMPAC Product Name        WSs      Price    Pricing Notes   ***   ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340813-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340814-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340815-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340817-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340612-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340613-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340614-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340615-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340617-05            ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Netware              90-810872-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Netware              90-810873-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Netware              90-810874-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Netware              90-810875-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Netware              90-810877-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Windows NT           90-810672-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Windows NT           90-810673-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Windows NT           90-810674-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Windows NT           90-810675-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
     /3/Upgrade from Pervasive.SQL v7.x - Windows NT           90-810677-1-04          ***       ***                          ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***                               Advanced Training       ***       ***        ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***                               Advanced Training       ***       ***        ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***                               Advanced Training       ***       ***        ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***                                                                 ***
-----------------------------------------------------------------------------------------------------------------------------------
                             ***                                                                 ***
-----------------------------------------------------------------------------------------------------------------------------------

Notes:

     1. *** Within one year of Contract Date, IMPAC will fill orders to Siemens *** for all customers who request the addition of same and who have *** (as indicated by a Siemens order to IMPAC) at the time of effectivity of new pricing per Contract.

     2.  ***.

     3. Pervasive.SQL Upgrade Pricing - The following requirements must be met in order to take advantage of Upgrade Pricing. The upgrade can only be for like system configurations (e.g. same network operating system and same number of users). If the customer wants to change network operating systems, customer needs to purchase the "server" products. If the customer needs to upgrade and increase user count, the customer needs to purchase the upgrade AND the appropriate User Count licenses.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


IMPAC Medical Systems, Inc. Confidential

                  Exhibit A, Product and Training, with Pricing
                       Pricing for Ex-North American Sites

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             New
LANTIS Product                          IMPAC Product Name         WSs      Price      Product/Pricing Notes      ***         ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           *** eCHART                                                                     ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           *** eCHART                      ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           *** eCHART                      ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           *** eCHART                      ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           *** eCHART                      ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER                                                                      ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER                       ***       ***                                  ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER                       ***       ***                                  ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER MLC                   ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER AFS                   ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER IMRT                  ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SEQUENCER ***                   ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           MLC Fit                         ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           RTP Connect                     ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SIM-SET                                                                        ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           SIM-SET                         ***       ***                ***               ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Q
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Q                               ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Q                               ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Q                               ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Q                               ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                                   Authorizations Tracking
                     ***           System                          ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Portable Multi-ACCESS           ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           METRIX                          ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           eSCRIBE                         ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           aCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           aCOUNT ***                      ***       ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           aCOUNT  ***                     ***       ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           ESI                                                          ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           ESI:ADT Import                  ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           ESI:CHX Export                  ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           ESI:LAB Import                  ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Extended Barcoding              ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Multi-Department                          ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           Photos & Diagrams               ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------
                     ***           eVAL                            ***       ***                ***
-----------------------------------------------------------------------------------------------------------------------------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IMPAC Medical Systems, Inc. Confidential

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Product/
LANTIS Product                         IMPAC Product Name                      WSs      New Price   Pricing Notes    ***      ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                *** eCHART-
                                                MO
----------------------------------------------------------------------------------------------------------------------------------
                             ***                eCHART MO ***                  ***         ***        ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                eCHART MO                      ***         ***        ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                *** eCHART                     ***         ***        ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                *** eCHART                     ***         ***        ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                *** eCHART                     ***         ***        ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                Help Plug-Ins
----------------------------------------------------------------------------------------------------------------------------------
                             ***                TNM Staging and Illustration   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                Topography Codes               ***         ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                ICD-O Morphology Codes         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                                               ***         ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                ViewStation                                                         ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                Viewstation                    ***         ***        ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                Viewstation                    ***         ***        ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                ESI:Custom non-DICOM Device    ***         ***        ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                                                DICOM Interface
                             ***                (Import)                       ***         ***        ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                ESI:Custom - non-DICOM         ***         ***        ***           ***
                                                Device
----------------------------------------------------------------------------------------------------------------------------------
Pervasive.SQL 2000i                             Pervasive.SQL 2000i (Part                             ***
                                                numbers in this section are
                                                Pervasive.SQL part numbers)
----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                             90-150872-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                             90-150873-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                             90-150874-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                             90-150875-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Netware Server                             90-150877-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                          90-150672-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                          90-150673-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                          90-150674-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                          90-150675-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     Windows NT Server                          90-150677-07                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware             90-340812-05                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware             90-340813-05                   ***         ***
----------------------------------------------------------------------------------------------------------------------------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IMPAC Medical Systems, Inc. Confidential

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Product/
LANTIS Product                                              IMPAC Product Name        WSs      New Price   Pricing Notes  ***  ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340814-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340815-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Netware                            90-340817-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340612-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340613-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340614-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340615-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
     User Count Increases - Windows NT                         90-340617-05           ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Netware               90-810872-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Netware               90-810873-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Netware               90-810874-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Netware               90-810875-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Netware               90-810877-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Windows NT            90-810672-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Windows NT            90-810673-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Windows NT            90-810674-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Windows NT            90-810675-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
    /3/Upgrade from Pervasive.SQL v7.x - Windows NT            90-810677-1-04         ***         ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                               Advanced Training      ***         ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                               Advanced Training      ***         ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                               Advanced Training      ***         ***           ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                                                                  ***
----------------------------------------------------------------------------------------------------------------------------------
                             ***                                                                  ***
----------------------------------------------------------------------------------------------------------------------------------

Notes:

1. *** Within one year of Contract Date, IMPAC will fill orders to Siemens *** for all customers who request the addition of same and who have *** (as indicated by a Siemens order to IMPAC) at the time of effectivity of new pricing per Contract.

2.   ***.

3. Pervasive.SQL Upgrade Pricing - The following requirements must be met in order to take advantage of Upgrade Pricing. The upgrade can only be for like system configurations (e.g. same network operating system and same number of users). If the customer wants to change network operating systems, customer needs to purchase the "server" products. If the customer needs to upgrade and increase user count, the customer needs to purchase the upgrade AND the appropriate User Count licenses.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IMPAC Medical Systems, Inc. Confidential

                                    EXHIBIT B

                          MINIMUM END-USER RESTRICTIONS

         Each End-User Agreement shall contain provisions at least as protective of IMPAC as those set forth in this Exhibit B.

1. Restrictions. End-User may not: (i) reproduce or copy any of the Products other than to make a reasonable number of copies for back-up and/or archival purposes; (ii) modify or create any derivative works of any of the Products; (iii) decompile, disassemble, reverse engineer, or otherwise attempt to derive the source code for any of the Products; (iv) disclose, redistribute, encumber, sell, rent, lease, sublicense, or otherwise transfer rights to any of the Products, except that End-User may transfer all of End-User's rights in such Products to a third party who agrees in writing to be bound by all of the provisions of this Agreement; or (v) remove or alter any trademark, logo, copyright or other proprietary notices, legends, symbols or labels in any of the Products.

2. Ownership. Except for the licenses expressly set forth in this Agreement, all right, title and interest in and to the Products shall remain with Distributor and its licensor(s). End-User acknowledges such ownership and intellectual property rights and will not take any action to jeopardize, limit or interfere in any manner with Distributor's or its licensors' ownership of or rights with respect to the Products.

3. Disclaimers. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PRODUCTS (INCLUDING WITHOUT LIMITATION THE RELATED DOCUMENTATION) ARE PROVIDED ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND, INCLUDING WITHOUT LIMITATION THE WARRANTIES THAT THEY ARE FREE OF DEFECTS, ERROR-FREE, MERCHANTABLE, FIT FOR A PARTICULAR PURPOSE OR NON-INFRINGING.

4. Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL DISTRIBUTOR OR ITS LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, EQUIPMENT FAILURE OR MALFUNCTION, OR COST OF SUBSTITUTE GOODS OR SERVICES, EVEN IF ADVISED OF THE POSSIBILITY THEREOF, AND REGARDLESS OF THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT OR OTHERWISE) UPON WHICH THE CLAIM IS BASED.

                            [SIEMENS LOGO GOES HERE]
                                    EXHIBIT C
             AFFIDAVIT OF DESTRUCTION OR RE-REGISTRATION OF COMPUTER
                        SOFTWARE AND INDEMNITY AGREEMENT

THIS IS TO CERTIFY that the undersigned says that he is an authorized officer of Siemens Medical Systems Oncology Care Systems, a DELAWARE corporation ("SMS-OCS"), and that SMS-OCS has discontinued the use of software ordered from IMPAC Medical Systems, Inc., a CALIFORNIA corporation, ("IMPAC") which was installed upon a CPU system for the purpose designated below.

The undersigned hereby represents that the statements made herein are made as an inducement to IMPAC to accept this affidavit, to take the action designated below, and to update its records accordingly as an acknowledgement of the discontinuation of use of said software. The undersigned agrees as follows:

   1. To indemnify IMPAC against any losses or damages that IMPAC may in any way sustain, incur or become liable for as a consequence of the acceptance of this Affidavit and Indemnity Agreement.

   2. To take any other steps and to perform any and all further acts necessary to ensure that only one Copy of licensed software is in use. SMS-OCS hereby states that it has caused the previously registered IMPAC software to be erased and destroyed from said CPU system and disabled the program so that it may not be used by the owner of the said CPU system or by anyone else.

                  PURPOSE                                            ACTION
                  -------                                            ------
      a) [] NetWare license change             -  re-register existing software at no additional charge.
      b) [] DOS license change                 -  re-register existing software at no additional charge.
      c) [] Stand alone to network upgrade     -  re-register existing software at no additional charge.

                                                                 OR

   3. To take any other steps and to perform any and all further acts necessary to prevent any further use of said software. SMS-OCS hereby states that it has caused the IMPAC software to be erased and destroyed from said CPU systems and disabled the program so that it may not be used by the owner of the CPU system of by anyone else.

                          PURPOSE                                                     ACTION
                          -------                                                     ------
      a) [] Demonstration/testing     -  reduce total count of demonstration/testing licenses in use.
      b) [] Incorrect software order  -  issue credit or refund if payment for said software has been received

      Signed this  day of

      SIEMENS MEDICAL SYSTEMS ONCOLOGY CARE SYSTEMS, Inc.

      Signature:  _____________________________________________________________

      Name/Title: _____________________________________________________________

      Site/User: ____________________________   Old Registration Key:__________

                                                New Registration Key:__________

      Previous Software Installed:    New Software Installed (if applicable):

      _________________________________________________________________________

      _________________________________________________________________________

      _________________________________________________________________________

                                    Exhibit D

                        FORM OF CONFIDENTIALITY AGREEMENT

         THIS CONFIDENTIALITY AGREEMENT (the "Agreement") is entered into this ______ day of __________, 20__, by and between Siemens Medical Systems, Inc., the "Disclosing Party") and _________________________________________, (the
"Receiving Party") for the purpose of preventing the unauthorized disclosure of Confidential Information (as defined below) of the Disclosing Party which may be disclosed to the Receiving Party as an auditor retained in connection with an audit of the Disclosing Party's books, records and employees pursuant to that certain Software Distribution Agreement between Siemens Medical Systems, Inc., and IMPAC Medical Systems, Inc. ("the Distribution Agreement").

         For purposes of this Agreement, Confidential Information shall mean all confidential or proprietary (written, recorded or oral) information or data (i) marked or identified by the Disclosing Party as being confidential or proprietary or (ii) which the Receiving Party should reasonably understand to be confidential or proprietary. By way of example, Confidential Information includes research, developmental, engineering, manufacturing, technical, marketing, sales, financial, operating, performance, cost, business and process information or data, know-how, and computer programming and other software and software techniques.

         In consideration of the Disclosing Party's disclosure of Confidential Information of the Receiving Party, the Receiving party hereby agrees as follows:

         1. The Receiving Party shall hold and maintain the Confidential Information in strict confidence and in trust for the sole and exclusive benefit of the Disclosing Party.

         2. The Receiving party shall not, without the prior written approval of the Disclosing Party, use for its own benefit, publish or otherwise disclose to others, or permit the use by others for their benefit for to the detriment of the Disclosing Party, any of the Confidential Information except only to the extent that it is necessary for the Receiving Party to disclose any part of the Confidential Information to a party to the Distribution Agreement in connection with performing the Receiving Party's functions as an auditor pursuant to the terms of the Distribution Agreement.

         3. The Receiving Party shall carefully restrict access to the Confidential Information to those of its officers, directors, employees and professional advisors who clearly need such access in order to participate on behalf of the Receiving Party in the audit of the Disclosing Party's books, records and employees as provided for in the Distribution Agreement. The Receiving Party further warrants and represents that it will advise each of the persons to whom it provides access to any of the Confidential Information pursuant to the foregoing sentence that such persons are strictly prohibited from making any use, publishing or otherwise disclosing to others or permitting others to use for their benefit or to the detriment of the Disclosing Party, any of the Confidential Information.

         4. This Agreement shall continue in full force and effect for a period of two (2 ) years from the date hereof and the obligations of confidentiality set forth herein shall survive in perpetuity, except that the Receiving Party's obligations hereunder shall not extend to any of the

         Confidential Information which the Receiving Party can demonstrate (i) was in the public domain on the date of this Agreement, (ii) comes into the public domain after the date of this Agreement without fault of the Receiving Party, or (iii) is rightfully received by Receiving Party from a party under no duty of confidentiality to the Disclosing Party.

         5. The Receiving Party agrees that the Disclosing Party shall have the right to apply to a court of competent jurisdiction for an order restraining any disclosure or misappropriation of any of the Confidential Information in violation of this Agreement and for such other relief as the Disclosing Party shall deem appropriate, such right of the Disclosing Party to be in addition to the remedies otherwise available to the Disclosing Party at law or in equity.

         6. The Receiving Party shall return to the Disclosing Party any and all records, notes and other written, printed or tangible materials pertaining to the Confidential Information immediately upon the written request of the Disclosing Party.

         7. This Agreement and the Receiving Party's obligations hereunder shall be binding upon the representatives, assigns and successors of the Receiving Party and shall inure to the benefit of the assigns and successors of the Disclosing Party.

         8. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

         9. If any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorney's fees.

         10. This Agreement constitutes the sole understanding of the parties with respect to the subject matter hereof and may not be amended or modified except in a writing signed by each of the parties.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date set forth above.

Siemens Medical Systems, Inc.                            RECEIVING PARTY:

________________________                    ___________________________


By:______________________                   By:________________________

Its:_____________________                   Its:_______________________

                                  CONFIDENTIAL

                           IMPAC MEDICAL SYSTEMS, INC.

                               FIRST AMENDMENT TO
                         SOFTWARE DISTRIBUTION AGREEMENT

         This First Amendment (First Amendment) to the Software Distribution Agreement (Agreement) is entered into by and between IMPAC Medical Systems, Inc., a California corporation (IMPAC), and Siemens Medical Systems, Inc., a Delaware corporation (Siemens).

                                   Background

         The parties entered into a Software Distribution Agreement on April 25, 2001 that provided for the distribution of IMPAC Products by Siemens. The Agreement set out specific transfer prices for the Products that included certain third-party products.

         The parties desire to amend and modify the Agreement to ***.

         Accordingly, the parties agree as follows:

1. The following sentence is added to the end of Section 3.1 of the Agreement:

         This limitation on price modification frequency and the cap on annual price increases shall not apply to ***.


2. Exhibit A to the Agreement is deleted in its entirety and is replaced with the new Exhibit A attached to this First Amendment.


         In all other respects the Agreement shall remain unmodified and in full force and effect. In the event of any inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms and conditions of this First Amendment shall govern and control.

         This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.


         The parties have caused this First Amendment to be signed by their duly authorized representatives.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IMPAC Medical Systems, Inc.                       Siemens Medical Systems, Inc.

By: /s/ Joseph K. Jachinowski                     By: /s/ Ajit Singh
    -----------------------------------               --------------

Name: Joseph K. Jachinowski                       Name: Ajit Singh
      ---------------------------------                 ----------

Title: CEO                                        Title: President, OCS
       --------------------------------                  --------------

Date: 9/23/01                                     Date: 9/13/01
      ---------------------------------                 -------

Address:                                          Address:
100 West Evelyn Avenue                            4040 Nelson Avenue
Mountain View, California 94041                   Concord, California 94520

Tel (650) 623-8800                                Tel (925) 602-8040

Fax (650) 623-8911                                Fax (925) 602-8041






IMPAC--Siemens First Amendment to Software Distribution Agreement 8-1-01    2